STATEMENTS OF CASH FLOWS $ in Thousands	2 Months Ended
Dec. 31, 2024 USD ($)
Cash flow from financing activities
Cash and cash equivalents and restricted cash, end of period	$ 38,243
Jefferson Capital, Inc. before the business combination
Cash flows from operating activities
Net income / (loss)	(8,094)
Adjustments to reconcile net income to net cash and cash equivalents provided by operating activities:
Deferred income taxes	(2,556)
Changes in assets and liabilities, net of acquisition:
Accounts payable and accrued expenses	10,650
Cash flow from financing activities
Net (decrease) increase in cash and cash equivalents and restricted cash
Cash and cash equivalents and restricted cash, beginning of period
Non-cash activities
Non-cash common stock, issued and outstanding	1
Non-cash due from stockholder	$ (1)